WealthTrust DBS Long Term Growth ETF

SUMMARY PROSPECTUS

November 30, 2023

This prospectus describes the WealthTrust DBS Long Term Growth ETF which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
WealthTrust DBS Long Term Growth ETF	WLTG	NYSE Arca

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The Fund's prospectus and statement of additional information are incorporated by reference into this Summary Prospectus. You can find the Fund's prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.wealthtrustetf.com. You can also get this information at no cost by calling (844)-444-3863 or by sending an email request to mail@ccofva.com.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – WealthTrust DBS Long Term Growth ETF

Investment Objective

The WealthTrust DBS Long Term Growth ETF (the “Fund”) seeks long-term growth of capital with a secondary objective of providing dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.67%
Acquired Fund Fees and Expenses	0.10%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.77%

(1)	Under the Investment Advisory Agreement, WealthTrust Asset Management, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
WealthTrust DBS Long Term Growth ETF	$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended July 31, 2023, the Fund’s portfolio turnover rate was 99.98% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment strategy is based on the belief that long term superior performance of a portfolio is driven by two factors: 1) tactical allocation is accomplished by identifying positive trends for asset classes, sectors, and industries; and 2) equity stock selection is based on quantitative analysis with an emphasis on earnings. The Fund’s portfolio will be actively managed and will primarily consist of investments in common stock issued by U.S. and foreign companies and exchange-traded funds (“ETFs”) that provide exposure to such U.S. and foreign companies. Investments in foreign companies will typically consist of investments in American Depository Receipts (“ADRs”) and/or ETFs that provide exposure to such foreign companies. The Fund may at times have exposure to fixed-income securities, gold and cash and cash equivalents and that exposure will typically be achieved through its investments in ETFs.

The Fund’s investment strategy is implemented using a third-party algorithmic trend analysis model, along with the Adviser’s own proprietary quantitative process (the “DBS Quantitative Process”). The strategy, which combines trend analysis with the DBS Quantitative Process, is designed to identify securities for purchase and, during the review of existing holdings, to flag potential sale candidates of the Fund.

The first step in the investment process involves the Fund using a third-party trend analysis model which is designed to identify asset classes, industries, and sectors that are demonstrating positive market trends (i.e., markets or asset classes making new highs and higher lows) or negative market trends (i.e., markets or asset classes making new lows and lower lows). The Fund’s trend analysis model considers a company’s moving average over varying periods, and it will consider certain momentum factors, such as the relative strength index, moving average convergence divergence and the average directional index. The Adviser also considers macroeconomic indicators, which include gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output, as part of the trend analysis process.

Once these trends are identified, the DBS Quantitative Process will then focus on identifying individual companies and ETFs from those asset classes, industries, and sectors identified as potential buys. This process focuses on company earnings and places the greatest weighting on quality earnings (i.e., repeatable earnings), positive earnings surprises (i.e., beating analysts’ expectations), and those companies that demonstrate a strong possibility of continued earnings’ growth. The DBS Quantitative Process, which includes the Quant Ranking described below, provides a list of candidates that are further assessed with additional screens and individual company analysis, as applicable, to determine the companies believed to provide the best opportunity for superior long-term price appreciation.

Each company in the Adviser’s database is assigned a quantitative ranking from 1-5, with 1, being a strong buy, 2, a buy, 3, a hold, 4, a sell and 5, a strong sell (the “Quant Ranking”). The Quant Rankings, which are updated daily, are based on an assessment of the following four factors:

1. Agreement - the extent to which all brokerage’ analysts agree (i.e., revising their earnings estimates in the same direction).

2. Magnitude - the larger the percentage increase or decrease in analysts projected quarterly earnings, the more weight is assigned to earnings estimate changes.

3. Upside - the deviation between the most accurate earnings estimate issued by the analyst who are believed to have the best track record and consensus earnings estimate.

4. Earnings Per Share (EPS) Surprise - the occurrence of a company’s reported quarterly or annual profits above or below analysts’ expectations.

Historically, companies that receive Quant Rankings of 1 and 2 have a better chance of beating their quarterly estimates, whereas Quant Rankings of 4 and 5 have a better chance of missing their quarterly estimates. The Fund focuses on Quant Rankings of 1-3 securities for potential buys and holds whereas Quant Rankings of 4-5 are not purchased initially and if held in the Fund, reviewed for sale if they fall to one of these rankings. One of the objectives of the Fund’s strategy is to own companies that have fewer quarterly earnings misses and more positive surprises than the underlying holdings of a broad-based market index. A broad-based market index is generally static as far as its constituent holdings are concerned with few changes to its holdings. The result is that a typical index will have holdings in companies that have Quant Rankings of 4 and 5 which, based on the Adviser’s research, have a better chance of missing their quarterly earnings estimates. The Adviser believes by not owning companies with a 4 or 5 Quant Ranking plus those asset classes, sectors and industries that are trending down based on the Adviser’s trend analysis, the Fund will be able to manage its risk level and provide long-term growth of capital.

While the Quant Ranking is very important to the overall screening process, the strategy applies additional proprietary screening criteria that is designed to further reduce the Fund’s investment universe. The Fund’s investment universe consists of approximately 7,000 companies from 48 different countries and captures over 98% of the investable universe. The proprietary screening process eliminates approximately 90% of these companies based on various screening criteria such as the aforementioned Quant Ranking, and various valuation statistics, including a company’s price to earnings ratio, PEG ratio (dividing a company’s P/E ratio by the current year growth estimate for the company), projected growth rates over a 3–5-year period, positive interest coverage (amount of annual cash from operations divided by current interest owed for the year, a company with a negative percentage result will be excluded from the Fund), debt to capital ratio, free cash flow, level of insider ownership and to a lesser extent dividend yield. After the screening process is completed, the Adviser will then review the remaining list of potential investments, approximately 700 companies and select 25-35 mostly large cap companies that have the quality of earnings and valuations in line with what the Adviser considers to be reasonable relative to the overall market and/or to the companies’ peers. The Fund defines large-cap companies as companies with market capitalizations of $10 billion or more as measured at the time of purchase.

During periods where the Fund’s trend analysis is indicating a long-term positive equity market trend, the Fund will be fully invested in companies and ETFs that are trending up. During periods where the Fund’s trend analysis is indicating a long-term negative equity market down trend, the Fund may increase its allocation to ETFs that provide exposure to alternative investments such as cash, gold, U.S. treasuries, or an inverse ETF that provides investment results that match a certain percentage of the inverse results of a specific index on a daily or monthly basis. An inverse ETF is designed to profit from a decline in the value of an underlying index (i.e., the S&P 500 Index) so any investments by the Fund in an inverse ETF will be expected to provide a hedge (or downside protection) to the Fund’s long equity exposure.

The Fund intends to operate as a diversified fund and its portfolio will be allocated between two WealthTrust DBS sleeves – the DBS Core sleeve (approximately 75% of the Fund’s portfolio) and the DBS Tactical Edge sleeve (approximately 25% of the Fund’s portfolio). These allocations may vary based on the Adviser’s overall perception of the market. The term “sleeve” is used to reference the portion of the Fund’s portfolio that will be allocated to the types of investments described herein for the applicable sleeve.

The DBS Core sleeve will be invested primarily in the common stock of large-cap companies and ETFs that provide exposure to large-cap companies. The Fund’s use of ETFs in the DBS Core Sleeve will be limited to situations where the Adviser believes an ETF provides the Fund with the desired exposure (i.e., to a certain sector or industry) cost effectively. Under normal circumstances, the DBS Core sleeve will hold 25-35 individual equity positions.

The DBS Tactical Edge sleeve will be primarily invested in ETFs which track indices of industries, sectors, and market capitalization that have been identified by the Fund’s trend analysis model. This could result in the DBS Tactical Edge Sleeve being very opportunistic at times. For example, the Fund may invest the entire DBS Tactical Sleeve in ETFs that provide exposure to small and/or mid-cap companies, value companies, and/or specific sectors and industries that are signaling positive performance trends. The DBS Tactical Edge sleeve may, at times, be more defensive in nature and look to provide the Fund with liquidity and diversification. This type of positioning typically occurs when the Fund’s trend analysis model is signaling a major market correction and the Adviser’s analysis of such macroeconomic indicators as gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output results is also indicating a likely market correction. When the Fund implements a defensive/hedging strategy it may result in the Fund having exposure to alternative investments such as fixed-income securities (including U.S. treasuries), cash, gold, and equal weighted inverse ETFs.

The Fund’s investment selections will be the responsibility of the Adviser and the Adviser reserves the right to override the Fund’s investment models. In addition, the Fund’s Sub-Adviser will only be responsible for managing the creation and redemption trading process for the Fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. These risks may impact the Fund directly or indirectly through the Fund’s investments in ETFs. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid Cap Company Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in mid cap companies. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Small Cap Company Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in small cap companies. Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Risks of Investment Selection. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Quantitative Analysis and Tactical Trend Model Risk. The risk that investments selected using trend and quantitative analysis methodology may perform more poorly than the market as a whole or from their expected performance. There can be no assurance that use of trend and quantitative analysis to create tactical investment models will enable the Fund to achieve positive returns or outperform the market.

Growth Style Risk. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. In addition, there may be periods during which the investment performance of the Fund while using a growth strategy may suffer.

Value Style Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in value stocks. Value stocks present the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Foreign Securities Risk. The Fund’s investments in foreign issuers will be through depositary receipts and ETFs that provide exposure to foreign securities. These investments are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets.

Exchange Traded Fund Risk. To the extent that the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

Inverse ETF Risk. Inverse ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of an inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques. Most inverse ETFs "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Their performance over longer periods of time—over weeks or months or years—can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets.

Risks of Derivatives. The Fund's investments in ETFs may expose the Fund to the risks associated with trading in derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. If the ETF is not successful in employing such instruments in managing its portfolio, the Fund's performance will be worse than if it did not invest in the ETF employing such strategies. Successful use by an ETF of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the ETFs will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return. In utilizing certain derivatives, the ETFs losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Gold-Related Risk. The Fund’s investments in ETFs may expose the Fund to gold-related risk. Investments tied to the price of gold are considered speculative. The Fund’s investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors.

Fixed Income Market Risks. The Fund’s investments in ETFs may expose the Fund to fixed income market risk. Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest Rate Risk. The Fund’s investments in ETFs may expose the Fund to interest rate risk. The prices of, and the income generated by, debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Credit Quality Risk. The Fund’s investments in ETFs may expose the Fund to credit quality risk. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The Fund’s investments should have relatively low credit risk because they will invest only in securities backed by the U.S. government and other investments involving such securities.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

●         Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on NYSE Arca (the “Exchange”), trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those Shares.

●         Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in the Fund’s net asset value (“NAV”) and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Fund shares may trade at a discount to NAV. The market price of Shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●         Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●         Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for its first full calendar year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free (844)-444-3863.

Annual Total Returns (calendar years ended 12/31)

During the period shown, the highest quarterly return was 2.09% (quarter ended 12/31/2022) and the lowest quarterly return was -14.66% (quarter ended 6/30/2022).

The year to date return as of September 30, 2023 was 6.79%.

Average Annual Returns for Periods Ended December 31, 2022

	One Year	Since Inception(1)
Return Before Taxes	-22.43%	-18.77%
Return After-Taxes on Distributions	-22.57%	-18.91%
Return After-Taxes on Distributions and Sale of Fund Shares	-13.28%	-14.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-14.04%

(1)	The Fund commenced operations on December 6, 2021.

Investment Adviser and Sub-Adviser

WealthTrust Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Tidal Investments, LLC (f/k/a Toroso Investments, LLC) (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Managers

Adviser’s Portfolio Manager: John G. McHugh, President of the Adviser, has served as the Fund’s portfolio manager since its inception in December 2021.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange (i.e., NYSE Arca). The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals from the arrangement will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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